Asset Retirement Obligation	12 Months Ended
Jun. 30, 2012
Asset Retirement Obligation

9. Asset Retirement Obligation

ASC 410-20, Asset Retirement Obligation, establishes standards for the recognition, measurement and disclosure of liabilities for asset retirement obligations and the associated asset retirement costs. The standards apply to legal obligations associated with the retirement of long-lived tangible assets that arise from the acquisition, construction, development or normal operation of such assets. The standards require that a liability for an asset retirement obligation be recognized in the period in which it is incurred and when a reasonable estimate of the fair value of the liability can be made. Furthermore, a corresponding asset retirement cost should be recognized by increasing the carrying amount of the long lived asset. The asset retirement cost is subsequently allocated in a rational and systematic method over the underlying asset’s useful life. The initial fair value of the liability is accreted, by charges to operations, to its estimated normal fair value. The obligation relates to the cost associated with shutting down oil and gas wells. The Company recorded accretion expense of $0.1 million for both years ended June 30, 2012 and 2011.

At June 30, 2012, the present value of the Company’s asset retirement obligation was $0.5 million. The Company expects the discounted obligation to become payable over the next 50 years. A discount rate of 6.8% was used to calculate the present value of the asset retirement obligation. If the Company had estimated the asset retirement obligation using undiscounted cash flows it would amount to approximately $1.2 million.